SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 9, 2004

                                  VERSATA, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                     000-29757                68-0255203
  (State or other jurisdiction    (Commission File No.)        (IRS Employer
of incorporation or organization)                         Identification Number)

           300 Lakeside Drive, Suite 1300, Oakland, California, 94612 (Address of principal executive office including zip code)

                                 (510) 238-4100
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On December 9, 2004, Versata, Inc. ("Versata") issued a press release announcing its financial results for the fiscal fourth quarter and full year ended October 31, 2004. A copy of Versata's press release is attached hereto as
Exhibit 99.1.

     The information in this Current Report on Form 8-K and the exhibit attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by Versata for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this report:

EXHIBIT
NUMBER                                   DESCRIPTION
------                                   -----------

99.1                         Press Release dated December 9, 2004*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VERSATA, INC.

Date: December 9, 2004                    By: /s/ William Frederick
                                              ---------------------

                                              William Frederick
                                              Chief Financial Officer, Secretary
                                              and Vice President

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                                    DESCRIPTION
------                                    -----------

99.1                         Press Release dated December 9, 2004*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.